Exhibit 10.34

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

TPG/CALSTRS, LLC

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF TPG/CALSTRS, LLC (this “Amendment”), is entered into as of June 8, 2006, by and between CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, a public entity (“Investor”), and THOMAS PROPERTIES GROUP, L.P., a Maryland limited partnership (“Operator”).

RECITALS

A. Investor and Operator, as the only members of TPG/CalSTRS, LLC, a Delaware limited liability company (the “Company”), entered into that certain Second Amended and Restated Operating Agreement of TPG/CalSTRS, LLC, dated as of October 13, 2004 (the “Original Agreement”). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Original Agreement.

B. Investor and Operator wish to amend the Original Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and Operator agree as follows:

1. Sections 4.01(a) of the Original Agreement shall be amended by changing the period at the end thereof to a comma and adding to the end thereof the following:

“plus (iii) all Reinvestable Proceeds actually distributed to Investor.”

2. Section 4.01(b) of the Original Agreement shall be amended by changing the period at the end thereof to a comma and adding to the end thereof the following:

“plus (iii) all Reinvestable Proceeds actually distributed to Operator.”

3. Section 6.03 of the Original Agreement shall be amended by adding to the end thereof the following:

“The foregoing to the contrary notwithstanding, any Reinvestable Proceeds actually distributed to the Members may be recalled as additional Capital Contributions subject to all other provisions of this Agreement governing Capital Contributions. To the extent that Reinvestable Proceeds are to be recalled as additional Capital Contributions concurrently with or immediately following the distribution of such Reinvestable Proceeds to the Members, such Reinvestable Proceeds may be retained by the Company in lieu of being actually distributed to the Members provided that all other provisions of this Agreement governing Capital Contributions have first been complied with and provided further that for all purposes of this Agreement such retained Reinvestable Proceeds shall nevertheless be accounted for as distributed to the Members and then recontributed by the Members as additional Capital Contributions on the date so retained.”

4. The definition of “Investment Period” in Exhibit A to the Original Agreement is amended and restated in its entirety to read as follows:

“Investment Period” means the time period beginning on the date of the Prior Agreement and ending on May 1, 2007.”

5. The following definition of “Reinvestable Proceeds” is added to Exhibit A to the Original Agreement:

“Reinvestable Proceeds” means, for each Member with respect to each Project, distributions made with respect to that Project equal to the lesser of (a) the Project Capital Proceeds directly attributable to that Project actually distributed to such Member prior to the expiration of the Investment Period, or (b) the aggregate of all Capital Contributions made by such Member directly attributable to such Project.

6. Except as expressly provided in this Amendment, all of the terms and provisions of the Original Agreement remain unmodified and in full force and effect.

7. Each individual executing this Amendment on behalf of an entity hereby represents and warrants to the other party or parties to this Amendment that (a) such individual has been duly and validly authorized to execute and deliver this Amendment on behalf of such entity; and (b) this Amendment is and will be duly authorized, executed and delivered by such entity.

IN WITNESS WHEREOF, Investor and Operator have executed this Amendment as of the day and year first above written.

“Investor”	CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, a public entity

	By:	/S/ CHRISTOPHER J. ALLMAN
Christopher J. Allman Chief Investment Officer (Print Name and Title)

“Operator”	THOMAS PROPERTIES GROUP, L.P., a Maryland limited partnership

	By:	THOMAS PROPERTIES GROUP, INC., a Delaware corporation, General Partner

		By:	/S/ JOHN R. SISCHO, EVP

John R. Sischo, EVP
(Print Name and Title)

2